                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       AUGUST 18, 1997
                                                 -------------------------------

                            U.S. ENERGY SYSTEMS, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                         0-10238              52-1216347
-----------------------------    ------------------------- ---------------------
(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)



 515 NORTH FLAGLER DRIVE, SUITE 702, WEST PALM BEACH, FL            33401
-------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (561) 820-9779
                                                   ----------------------------

                                       N/A
-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)



                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 4, 1997, U.S. Energy Systems, Inc. (the "Company") entered into a definitive merger agreement with American Enviro-Services, Inc., an Indiana corporation ("AES"), pursuant to which AES would become a wholly-owned subsidiary of the Company (the "Merger"). AES, which operates from its Newburgh, Indiana facility, provides multifaceted environmental services primarily in the Midwestern United States. The Merger was consummated on August 18, 1997.

         In connection with the consummation of the Merger, which was accounted for under the purchase method of accounting, the Company issued 665,000 shares of its Common Stock and paid $150,000 in cash to the shareholders of AES. The aggregate purchase price was determined by the Company's Board of Directors based upon an analysis of projected future cash flows, comparable companies and comparable transactions. The cash portion of the purchase price was paid from the Company's working capital reserves.

         In addition, Howard Nevins signed a three-year employment agreement with the Company to continue to serve as the President of AES and to serve as Executive Vice President of the Company's Environmental Division. Mr. Nevins was also appointed to the Board of Directors of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.      Financial Statements of Business Acquired.

                  American Enviro-Services, LLC

                  Independent Auditor's Report...........................................................          4
                  Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996...................          5
                  Statements of Income and Members' Equity for the Six Months Ended June 30, 1997 and
                     1996 (unaudited) and the Year Ended December 31, 1996...............................          6
                  Statements of Cash Flows for the Six Months Ended June 30, 1997 and 1996 (unaudited)
                     and the Year Ended December 31, 1996................................................          7
                  Notes to Financial Statements..........................................................          8



         b.      Pro Forma Financial Information.

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                     July 31, 1997.......................................................................          15
                  Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet......................          16
                  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months
                     Ended July 31, 1997 and the Year Ended January 31, 1997.............................          17
                  Notes to Unaudited Pro Forma Condensed Statements of Operations........................          18

         c.       Exhibits


    EXHIBIT                                                                              SEQUENTIAL
      NO.                             DESCRIPTION                                        PAGE NUMBER
    -------                           -----------                                        -----------
       2.1       Merger Agreement by and between U.S. Energy Systems, Inc.,
                 AES Merger Corp., American Enviro-Services, Inc., and the
                 Shareholders of American Enviro-Services, dated as of August 4,
                 1997.*

      10.1       Form of Employment Agreement by and between U.S. Energy
                 Systems, Inc. and Howard Nevins.*

      99.1 Press release dated August 19, 1997, announcing the consummation of the Merger.**


                  *Incorporated by reference to the Company's Current Report on
                   Form 8-K dated August 12, 1997.

                 **Incorporated by reference to the Company's Current Report on
                   Form 8-K dated August 18, 1997.


                          Independent Auditors' Report

To the Members of
American Enviro-Services, LLC

We have audited the accompanying balance sheet of American Enviro-Services, LLC, as of December 31, 1996, and the related statements of income and members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enviro-Services, LLC, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The financial statements presented as of June 30, 1997 and for the six-month periods ended June 30, 1996 and June 30,1997 were reviewed by us, and our report thereon, dated August 14, 1997, stated we were not aware of any material modifications that should be made to those statements for them to be in conformity with generally accepted accounting principles. However, a review is substantially less in scope than an audit and does not provide a basis for the expression an opinion on the financial statements taken as a whole.




Brown, Smith & Settle, LLC


Evansville, Indiana

August 14, 1997

                          AMERICAN ENVIRO-SERVICES, LLC

                                 BALANCE SHEETS



                                                     December 31,    June 30,
                                                     ------------  ------------
                                                                       1997
                                                         1996       (Unaudited)
                                                     ------------  ------------
                                     ASSETS

CURRENT ASSETS
  Accounts receivable - trade,
    net of allowance for bad
    debts of $3,315, $11,200,
    respectively                                     $    140,810  $    476,530
  Accounts receivable - member                                  0         7,920
  Employee Advances                                           600         1,425
  Inventory                                                 3,940         9,800
  Prepaid Insurance                                           985         6,471
                                                     ------------  ------------

    TOTAL CURRENT ASSETS                                  146,335       502,146
                                                     ------------  ------------

PROPERTY AND EQUIPMENT                                    416,308       726,530
  Less accumulated depreciation                            28,449        51,610
                                                     ------------  ------------

                                                          387,859       674,920

                                                     ------------  ------------
OTHER ASSETS
  Loan costs, net                                           2,756         2,705
  Organization costs, net                                     113            94
                                                     ------------  ------------

                                                            2,869         2,799
                                                     ------------  ------------

                                                     $    537,063  $  1,179,865
                                                     ============  ============


                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Bank overdraft                                     $     19,101  $     10,856
  Notes payable                                                 0        76,000
  Current maturities of
    long-term debt                                         25,019        36,545
  Accounts payable                                        110,293        95,400
  Accrued interest                                              0         2,645
  Accrued and withheld taxes                                2,928         6,979
                                                     ------------  ------------

    TOTAL CURRENT LIABILITIES                             157,341       228,425
                                                     ------------  ------------

LONG-TERM DEBT,
    less current maturities                               154,256       386,154
                                                     ------------  ------------
MEMBERS' EQUITY                                           225,466       565,286
                                                     ------------  ------------
                                                     $    537,063  $  1,179,865
                                                     ============  ============



            See accompanying notes and independent auditors' report.

                         AMERICAN ENVIRO-SERVICES, LLC

                    STATEMENTS OF INCOME AND MEMBERS' EQUITY



                                                             Six Months
                                        Year Ended              Ended
                                        December 31,           June 30,
                                       ------------  --------------------------
                                                         1997          1996
                                           1996       (Unaudited)   (Unaudited)
                                       ------------  ------------  ------------

REVENUE                                $    612,608  $    791,882  $    199,094

DIRECT COSTS                                404,540       402,248       140,338
                                       ------------  ------------  ------------

GROSS PROFIT                                208,068       389,634        58,756

GENERAL AND
  ADMINISTRATIVE EXPENSES                   102,893        99,077        48,317
                                       ------------  ------------  ------------

INCOME FROM OPERATIONS                      105,175       290,557        10,439
                                       ------------  ------------  ------------

OTHER INCOME (EXPENSE)

  Loss on disposal of assets                      0        (3,558)            0
  Rental income                                   0         2,271             0
  Miscellaneous income                        8,950         1,401         6,754
  Interest expense                           (6,754)      (16,851)       (2,772)
                                       ------------  ------------  ------------

                                              2,196       (16,737)        3,982
                                       ------------  ------------  ------------

NET INCOME                                  107,371       273,820        14,421

MEMBERS' EQUITY - BEGINNING                  34,693       225,466        34,693

CAPITAL CONTRIBUTED                         106,300        66,000        60,398

LESS DRAWS                                   22,898             0        22,898
                                       ------------  ------------  ------------

MEMBERS' EQUITY - ENDING               $    225,466  $    565,286  $     86,614
                                       ============  ============  ============









           See accompanying notes and independent auditors' report.

                         AMERICAN ENVIRO-SERVICES, LLC

                           STATEMENTS OF CASH FLOWS


                                                             Six Months
                                        Year Ended              Ended
                                       December 31,           June 30,
                                       ------------  --------------------------
                                                         1997          1996
                                           1996       (Unaudited)   (Unaudited)
                                       ------------  ------------  ------------
OPERATING ACTIVITIES
  Net income                           $    107,371  $    273,820  $     14,421
  Adjustments for non-cash
    transactions:
      Depreciation and amortization          21,852        25,146         9,996
      Provision for bad debts                 3,315         7,885         6,298
      Loss on disposal of assets                  0         3,558             0
  Changes in assets and
    liabilities:
      Accounts receivable                   (45,734)     (351,525)       34,721
      Employee advances                        (200)         (825)         (100)
      Inventory                              (1,126)       (5,860)       (3,963)
      Prepaid insurance                       1,665        (5,486)       (2,770)
      Other assets                           (2,756)            0             0
      Accounts payable                       40,248       (14,893)      (44,345)
      Accrued interest                            0         2,645             0
      Accrued and withheld taxes              2,515         4,051         1,829
                                       ------------  ------------  ------------
Net cash provided by (used in)
  operating activities                      127,150       (61,484)       16,087
                                       ------------  ------------  ------------
INVESTING ACTIVITIES
  Purchases of property
    and equipment                          (332,667)     (315,695)      (24,640)
                                       ------------  ------------  ------------
Net cash used in
  investing activities                     (332,667)     (315,695)      (24,640)
                                       ------------  ------------  ------------
FINANCING ACTIVITIES
  Net increase (decrease) in
    bank overdraft                           19,101        (8,245)        6,775
  Proceeds from notes payable
    and long-term debt                      482,122       539,144        97,797
  Repayments of notes payable
    and long-term debt                     (379,540)     (219,720)     (133,951)
  Capital contributions                     106,300        66,000        60,398
  Members' draws                            (22,898)            0       (22,898)
                                       ------------  ------------  ------------
Net cash provided by
  financing activities                      205,085       377,179         8,121
                                       ------------  ------------  ------------
Decrease in cash                               (432)            0          (432)
                                       ------------  ------------  ------------
Cash at beginning of year                       432             0           432
                                       ------------  ------------  ------------
Cash at end of year                    $          0  $          0  $          0
                                       ============  ============  ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
-------------------------------------------------
Cash paid for interest                 $      6,754  $     16,851  $      2,772
                                       ============  ============  ============



            See accompanying notes and independent auditors' report.

                          AMERICAN ENVIRO-SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

           (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------
Nature of Business
------------------
American Enviro-Services, LLC provides a wide range of environmental services which includes collecting and recycling used motor and industrial oils and waters. Recycled oils are used by industrial burners. American Enviro-Services, LLC also provides a complete line of environmental remedial services. The company responds to emergency spill situations. American Enviro-Services, LLC operates primarily in southern Indiana, southern Illinois, western Kentucky, and southeastern Missouri.

Income Taxes
------------
The company is not a taxpaying entity for federal and state income tax purposes, and thus no income tax expense has been recorded in the financial statements. Income of the company is taxed to the members in their respective income tax returns. The members customarily make withdrawals to pay their personal tax liabilities.

Cash and Cash Equivalents
-------------------------
The company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Inventory
---------
Inventory is stated at the lower of cost or market.

Property and Equipment
----------------------
Property and equipment are carried at cost. Expenditures for replacements are capitalized and the replaced items are retired. Maintenance and repairs are charged to operations as incurred. Provisions for depreciation of property and equipment have been computed on the straight-line method using estimated economic lives.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Advertising
-----------
The company follows the policy of charging the costs of advertising to expense as incurred.

Amortization
------------
Organization costs are being amortized over a five-year period using the straight-line method. Prepaid loan costs are being amortized over the life of the mortgage using the straight-line method.

                          AMERICAN ENVIRO-SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

           (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------
Interim Statements
------------------
The financial statement information presented as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996 has been reviewed and in the opinion of management contains all adjustments necessary for a fair presentation of such financial information. Results of operations for interim periods are not necessarily indicative of those to be achieved for full fiscal years.

NOTE 2 - ACCOUNTS RECEIVABLE
----------------------------
Accounts receivable at June 30, 1997 includes a receivable from the Kentucky Office of the Petroleum Tank and Environmental Assurance Fund in the amount of $334,412, which is for work completed to date on an environmental site in Robards, Kentucky. American Enviro-Services, LLC is working under a base contract that has been estimated and approved at $870,000. The job began in February, 1997. The accounts receivable represents work completed through June 30, 1997. A portion of the contract amount will be received when the preliminary site investigation is finished. The remaining unpaid balance will be due when remedial action is completed. The state of Kentucky will review the work performed and determine the amount to be received by American Enviro-Services, LLC.

NOTE 3 - PROPERTY AND EQUIPMENT
-------------------------------
Property and equipment at December 31, 1996 and June 30, 1997, consisted of the following:

                                                      December 31,     June 30,
                                                      ------------    ---------
                                                                        1997
                                                          1996       (Unaudited)
                                                      ------------   -----------

Land                                                   $  30,628      $  30,628
Building                                                 238,989        447,154
Equipment                                                 49,031        115,381
Office equipment
  and furnishings                                          5,703         17,756

Vehicles                                                  91,957        115,611

Total property and
     equipment                                           416,308        726,530
Less accumulated
     depreciation                                         28,449         51,610
                                                       ---------      ---------
Property and equipment
     - net                                             $ 387,859      $ 674,920
                                                       =========      =========


Depreciation expense for the year ended December 31, 1996, and the six months ended June 30, 1997 and 1996, was $21,814, $25,076 and $9,978, respectively.

                          AMERICAN ENVIRO-SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

           (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 4 - NOTES PAYABLE
----------------------
Notes payable at December 31, 1996 and June 30, 1997, consisted of the following:

                                                      December 31,     June 30,
                                                      ------------   ----------
                                                                        1997
                                                          1996       (Unaudited)
                                                      ------------   -----------

Lines of credit, Old National
  Bank, maximum of $200,000,
  prime plus .5% $100,000 due December
  16, 1997 (A) $100,000 due
  October 27, 1997 (A)                                 $       0      $  76,000
                                                                      =========

(A) Inventory, accounts receivable, equipment and general intangibles pledged as collateral. Personally guaranteed by the members.

NOTE 5 - LONG-TERM DEBT
-----------------------

Long-term debt at December 31, 1996 and June 30, 1997, consisted of the following:


                                                     December 31,     June 30,
                                                     ------------   -----------
                                                                         1997
                                                          1996       (Unaudited)
                                                      ------------   -----------

Construction loan payable,
   Old National Bank, prime
   plus .5%, interest only
   until completion, converted
   to long-term debt in March
   1997 (B)                                            $ 146,856      $       0

 Mortgage payable, Old National
   Bank, prime plus .5%, $3,246
   per month, due May 2017 (B)                                 0        373,404

 Note payable, Old National Bank,
   10.4%, $745 per month, due
   October, 1998 (A)                                      14,182         10,429


 Note payable, Old National Bank,
   8%, $428 per month, due July,
   1997 (A)                                                2,921            426

 Note payable, Old National Bank,
   11.5%, $610 per month, due
   June, 1997 (A)                                          3,541              0

                           AMERICAN ENVIRO-SERVICES, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

           (Unaudited with respect to June 30, 1997 and June 30, 1996)


\NOTE 5 - LONG-TERM DEBT (CONTINUED)
-----------------------------------

 Note payable, Old National Bank,
   12.2%, $614 per month, due
   September, 1998 (A)                                    11,775          8,620

 Note Payable, Citizens National
   Bank, 8.8%, $821 per month,
   due June, 1999 (A)                                          0         18,000

 Note Payable, National City
   Bank, 8.3%, $483 per month,
   due September, 1999 (A)                                     0         11,820
                                                       ---------      ---------

                                                         179,275        422,699

 Less current maturities                                  25,019         36,545
                                                       ---------      ---------

 Long-term debt                                        $ 154,256      $ 386,154
                                                       =========      =========

(A) Specific equipment pledged as collateral.
(B) Land and building pledged as collateral. Personally guaranteed by the members.

The aggregate amount of such required payments, principal and interest, at December 31, 1996 and June 30, 1997, is as follows:

                                          December 31,      June 30,
                                          ------------     ----------
                                                              1997
                                              1996        (Unaudited)
                                           -----------    -----------

            1997                         $  44,822        $  74,835
            1998                            54,169           58,667
            1999                            38,940           40,395
            2000                            38,940           38,948
            2001                            38,940           38,948
            Thereafter                           0          580,973
                                          --------        ---------

            Total                          215,811          832,766

            Less amount
              representing interest         36,536          410,067
                                         ---------        ---------

            Total                        $ 179,275        $ 422,699
                                         =========        =========

                             AMERICAN ENVIRO-SERVICES, LLC

                           NOTES TO FINANCIAL STATEMENTS

                                 DECEMBER 31, 1996

            (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 6 - MAJOR CUSTOMERS
------------------------
During the year ended December 31, 1996, and the six-month periods ended June 30, 1997 and 1996, American Enviro-Services, LLC had earned revenue from the following major customers:

                                                                      Percentage
                                                                       of Total
December 31, 1996                                         Amount       Revenue
------------------                                       -------       -------
  Goodyear Tire and Rubber Co.                           $  75,006        12%
  Ser Oil Service, Inc.                                  $  91,177        15%

June 30, 1997 (Unaudited)
-------------------------
  Kentucky Office of the
    Petroleum Tank and
    Environmental Assurance
    Fund                                                 $ 340,391        43%


June 30, 1996 (Unaudited)
-------------------------
  Ser Oil Service, Inc.                                  $  45,343        23%
  Hunter Environmental                                   $  59,229        30%


NOTE 7 - DEFERRED INCOME
------------------------

American Enviro-Services, LLC had deferred income for income tax purposes as of December 31, 1996, June 30, 1997 and 1996, because of the differences between the periods in which transactions affect taxable income and the periods in which they enter into the determination of income in the financial statements.

Specifically, those transactions relate to the differences in book depreciation and tax depreciation, which is based on methods prescribed by the Internal Revenue Service, accounting for uncollectible accounts which uses the allowance method for financial statement purposes and the direct write off method for tax purposes and the application of Internal Revenue Service code section 754 to step up the tax basis of assets for new investors. For income tax purposes, depreciation has been computed on the modified accelerated cost recovery systems utilizing U.S. Internal Revenue Service estimated useful lives. When beneficial, for income tax purposes, limited amounts of expense deduction are taken as allowed by the U.S. Internal Revenue Code Section 179.

NOTE 8 - TRANSACTIONS WITH RELATED PARTIES
------------------------------------------
American Enviro-Services, LLC is related, through common ownership, to Midwest Custom Chemicals, Inc., Quality Environmental Laboratories, LLC, and Trey Exploration, Inc. Office space and management is shared by all related entities.

                         AMERICAN ENVIRO-SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

          (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 8 - TRANSACTIONS WITH RELATED PARTIES (CONTINUED)
------------------------------------------------------
Transactions with related companies include payments for chemical purchases and lab analysis, reimbursements of accounting and management costs, and receipts for office rental. American Enviro-Services, LLC had the following activity with related parties for the year ended December 31 1996, and the six months ended June 30, 1997 and 1996:

                                           December 31,          June 30,
                                           ------------  -----------------------
                                                             1997        1996
                                               1996      (Unaudited) (Unaudited)
                                          ------------   ----------- -----------

Total Related Party Payments                 $ 59,936     $ 57,592     $ 36,824
                                             ========     ========     ========

        Total Related Party Receipts         $      0     $  2,270     $      0
                                             ========     ========     ========

        Total Related Party
          Accounts Payable                   $  4,403     $ 20,659     $  2,729
                                             ========     ========     ========

        Total Related Party
          Accounts Receivable                $      0     $  7,920     $      0
                                             ========     ========     ========


NOTE 9 - CONCENTRATION OF CREDIT RISK
-------------------------------------
The company provides services primarily in southern Indiana, southern Illinois, western Kentucky and southeast Missouri. The company extends credit to customers, substantially all of which are industrial and commercial operations.

At June 30, 1997 the accounts receivable from the Kentucky Office of the Petroleum Tank and Environmental Assurance Fund was $334,412 or 70% of accounts receivable.

NOTE 10 - LIMITED LIABILITY COMPANY
-----------------------------------
As stated in the company agreement, American Enviro-Services, LLC operates as a limited liability partnership. Member's liability is limited in accordance with Indiana state law.

NOTE 11 EMPLOYEE BENEFIT PLAN
-----------------------------
The company started a Saving Incentive Match Plan (SIMPLE) effective March 1, 1997. The plan covers substantially all of its employees. The company matches employee contributions up to three percent of wages. The company's contribution to the plan for the six months ended June 30, 1997 was $ 1,590.

                         AMERICAN ENVIRO-SERVICES, LLC

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

          (Unaudited with respect to June 30, 1997 and June 30, 1996)

NOTE 12 - SUBSEQUENT EVENTS - INCORPORATION AND MERGER
------------------------------------------------------
The company's assets, liabilities and operations were transferred to

American Enviro-Services, Inc. on August 4, 1997, by means of a tax-free incorporation.

American Enviro-Services, Inc. was acquired b U.S. Energy Systems, Inc. effective August 18, 1997.

A liability for the members' and shareholders' income tax on 1997 taxable income earned prior to acquisition has been assumed by American Enviro-Services, Inc.

NOTE 13 - OTHER SUBSEQUENT EVENTS
---------------------------------
In June, 1997 Midwest Custom Chemical, Inc. began charging American Enviro-Services, LLC $4,150 per month for management services.

The Company has contracted with Ware Energy for the building of a boiler room on the property. A payment of $13,500 for work in progress as of June 30, 1997 is included in property and equipment. The remaining unpaid balance of $25,798 became payable in August, 1997 upon completion of the project.

            U. S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JULY 31, 1997

The following Pro Forma Condensed Consolidated Balance Sheet gives effect to the acquisition of American Enviro-Services, Inc. as if it had occurred on July 31, 1997. The historical balance sheet of American Enviro-Services, Inc. ("AES") is as of June 30, 1997.



                                                                              Pro Forma
                                                                              Adjustments
                                 USE           AES                    -------------------------        Pro
                              Historical    Historical   Consolidated      Debit         Credit       Forma
                              --------------------------------------------------------------------------------
              ASSETS
Current assets:
Cash                         $ 2,007,000   $  (11,000)   $ 1,996,000   $          a   $  150,000    $1,675,000
                                                                                  b       51,000
                                                                                  d      120,000
Accounts receivable              212,000      476,000        688,000                                   688,000
Note receivable                  255,000            -        255,000                                   255,000
Inventory                              -       10,000         10,000                                    10,000
Other current assets              62,000       16,000         78,000                                    78,000
                             ---------------------------------------                                ----------
    Total current assets       2,536,000      491,000      3,027,000                                 2,706,000

Property, plant and
  equipment, net               4,128,000      675,000      4,803,000                                 4,803,000
Note receivable                1,275,000                   1,275,000                                 1,275,000
Investments in joint
  ventures                     1,588,000                   1,588,000                                 1,588,000
Deferred acquisition costs        90,000                      90,000              c       28,000        62,000
Other assets                     150,000        3,000        153,000                                   153,000
Goodwill                                                                1,996,000 a                  2,099,000
                                                                          103,000 b
                                                                          158,000 c
                             ---------------------------------------                               -----------
    TOTAL                    $ 9,767,000    $1,169,000   $10,936,000                               $12,686,000
                             =======================================                               ===========

            LIABILITIES
Current liabilities:
Accounts payable and
  accrued expenses           $   844,000    $  105,000   $   949,000              c      130,000   $ 1,079,000
Notes payable                          -        76,000        76,000                                    76,000
Current maturities, long
  term debt                            -        37,000        37,000                                    37,000
Pre-reorganization taxes
  payable                        186,000                     186,000                                   186,000
                             ---------------------------------------                               -----------
    Total current
      liabilities              1,030,000       218,000     1,248,000                                 1,378,000
Long term debt                   875,000       386,000     1,261,000      120,000 d                  1,141,000
Other liabilities                 37,000             -        37,000                                    37,000
                             ---------------------------------------                               -----------
    Total liabilities          1,942,000       604,000     2,546,000                                 2,556,000
                             ---------------------------------------                               -----------

Minority interests               454,000             -       454,000                                   454,000
                             ---------------------------------------                               -----------

       STOCKHOLDERS' EQUITY

Common stock                      43,000                      43,000              a        7,000        50,000

Additional paid-in capital    12,718,000                  12,718,000              a    2,404,000    15,174,000
                                                                                  b       52,000
Accumulated (deficit)         (5,390,000)                 (5,390,000)                               (5,390,000)
Members' equity                                565,000       565,000      565,000 a                          -
                             =================================================================================
               TOTAL         $ 9,767,000    $1,169,000   $10,936,000   $2,942,000     $2,942,000   $12,844,000
                             =================================================================================

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) To reflect purchase of American Enviro-Services, Inc. for 665,000 shares of Common Stock and $150,000 in cash. Common stock on August 18, 1997, the date of the purchase, closed at $3.625.

          665,000 shares at $3.625=               $2,410,625
                               Cash                  150,000
                                                  ----------
          Gross cost of acquisition                2,560,625
                         Rounded to                2,561,000
                 Less equity of AES                  565,000
                                                  ==========
          Actual cost of acquisition               $1,996,000
                                                  ==========

     Note: Options granted to sellers are not valued as they were issued under employment contracts at market price of stock.

(b) To reflect payment of commissions incurred in connection with the acquisition

                               Cash                                  $ 50,580
                              Stock        11,430        $3.625        41,434
                            Options         6,000        $1.810        10,860
                                                                     --------
                  Total Commissions                                  $102,874
                                                                     ========
                         Rounded to                                  $103,000

(c) Legal and professional expenses in connection with the acquisition
      Reflected in Balance Sheet as Deferred Acquisition Costs       $ 28,000
      Incurred subsequent to Balance Sheet date                       130,000
                                                                     --------
                                                                     $158,000
                                                                     ========

(d) To reflect payment of $120,000 to reduce AES mortgage debt

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The following Pro Forma Condensed Consolidated Statements of Operations consolidates the results of operations of the Company for the year ended January 31, 1997 and the six months ended July 31, 1997 with the results of operations of American Enviro-Services, Inc. ("AES") for the year ended December 31, 1996 and six months ended June 30, 1997 as if the acquisition had taken place at the beginning of the periods in a transaction accounted for as a purchase AES has had a fiscal year end of December 31 which differs from the fiscal year end of the Company. The Pro Forma Condensed Consolidated Statements of Operations also gives effect to the following (a) Acquisition of AES for 665,000 shares of Common Stock plus $150,000 in cash (b) issuance of 11,430 shares of Common Stock as commission on the acquisition.

                                                               Year Ended January 31, 1997
                                        -----------------------------------------------------------------------
                                                                                                    Adjusted
                                            USE            AES                        Pro Forma     Pro Forma
                                         Historical     Historical   Consolidated    Adjustments   Consolidated
                                        -----------------------------------------------------------------------
Revenues                                $   266,000     $613,000     $   879,000                   $   879,000
Operating expenses                          162,000      405,000         567,000                       567,000
                                        -----------     --------     -----------                   -----------
Gross profit                                104,000      208,000         312,000                       312,000
                                        -----------     --------     -----------                   -----------
Selling, general and administrative
 expenses                                 1,159,000      103,000       1,262,000     $112,000 a      1,374,000
Litigation expenses                                                            -                             -
                                        -----------     --------     -----------                   -----------
Operating profit (loss)                  (1,055,000)     105,000        (950,000)                   (1,062,000)

Interest income                              18,000                       18,000                        18,000
Interest expense                           (823,000)      (7,000)       (830,000)                     (830,000)
Miscellaneous income
Loss from Joint Ventures                                   9,000           9,000                         9,000
Amortization of Goodwill                   (163,000)                    (163,000)                     (163,000)
                                                                                      140,000 a       (140,000)
                                        -----------     --------     -----------                   -----------
Net profit (loss) before
 extraordinary item                      (2,023,000)     107,000      (1,916,000)                   (2,168,000)

Extraordinary gain (loss)
 from restructuring of liabilities          (25,000)                     (25,000)                      (25,000)
                                        -----------                  -----------                   -----------
Net profit (loss)                        (2,048,000)    $107,000     $(1,941,000)                  $(2,193,000)
                                                        ========     ===========                   ===========
Fair value of common shares
 issued over carrying amount
 of preferred stock                        (633,000)                    (633,000)                     (633,000)
                                        -----------                  -----------                   -----------
(Loss) applicable to
 common stock                           $(2,681,000)                 $(2,574,000)                  $(2,826,000)
                                        ===========                  ===========                   ===========
Per share of common stock
  (Loss) before extraordinary
    item                                $     (2.56)                                               $     (1.63)
                                        ===========                                                ===========
  Net (loss)                            $     (2.58)                                               $     (1.65)
                                        ===========                                                ===========
Shares used in computing net
 (loss) per common share                  1,037,239                                                  1,713,669
                                        ===========                                                ===========

                                                                Six Months Ended July 31, 1997
                                        ------------------------------------------------------------------------
                                                                                                    Adjusted
                                            USE           AES                         Pro Forma     Pro Forma
                                         Historical    Historical    Consolidated    Adjustments   Consolidated
                                        -----------------------------------------------------------------------
Revenues                                $   742,000     $792,000     $ 1,534,000                   $ 1,534,000
Operating expenses                          412,000      402,000         814,000                       814,000
                                        -----------     --------     -----------                   -----------
Gross profit                                330,000      390,000         720,000                       720,000
                                        -----------     --------     -----------                   -----------
Selling, general and administrative
 expenses                                   685,000       99,000         784,000     $ 56,000 a        840,000

Litigation expenses                         147,000                      147,000                       147,000
                                        -----------     --------     -----------                   -----------
Operating profit (loss)                    (502,000)     291,000        (211,000)                     (267,000)

Interest income                              89,000                       89,000                        89,000
Interest expense                            (59,000)     (17,000)        (76,000)                      (76,000)
Miscellaneous income                                                           -                             -
Loss from Joint Ventures                    (60,000)           -         (60,000)                      (60,000)
Amortization of Goodwill                                                               70,000 c        (70,000)
                                        -----------     --------     -----------                   -----------
Net profit (loss) before
 extraordinary item                        (532,000)     274,000        (258,000)                     (384,000)

Extraordinary gain (loss)
 from restructuring of
 liabilities                                 36,000                       36,000                        36,000
                                        -----------                  -----------                   -----------
Net profit (loss)                       $  (496,000)    $274,000     $  (222,000)                  $  (348,000)
                                        ===========     ========     ===========                   ===========

Fair value of common shares
 issued over carrying amount
 of preferred stock

(Loss) applicable to common stock

Per share of common stock
  (Loss) before extraordinary item
  Net (loss)                            $     (0.11)                                               $     (0.07)
                                        ===========                                                ===========
Shares used in computing net
 (loss) per common share                  4,334,190                                           b      5,010,620
                                        ===========                                                ===========

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS


(a) Employment contracts that would have been in effect call for a total of $112,000 per annum in executive salaries not previously included.
(b) Pro forma net income per share is based on the weighted average number of shares outstanding plus the shares issued in the AES acquisition.

                                                                 Six Months
                                              Year Ended            Ended
                                              January 31,         July, 31
                                                 1997               1997
                                              ------------       ------------
                                               Adjusted           Adjusted
                                               Pro Forma          Pro Forma
                                              Consolidated       Consolidated
                                              ------------       ------------
Pre-acquisition shares                          1,037,239          4,334,190
Issued to previous owners of AES                  665,000            665,000
Issued as commissions on acquisitions
  of AES                                           11,430             11,430
                                                ---------          ---------
                                                1,713,669          5,010,620
                                                =========          =========


(c)  Amortization of goodwill arising from the AES acquisition over 15 years.

     $2,099,000 amortized over 15 years            $140,000 annually
                                                   $ 70,000 semi-annually

(d) Depreciation of AES plant and equipment is already included in AES' selling, general and administrative expenses.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


November 3, 1997                    U.S. ENERGY SYSTEMS, INC.



                                    By: /s/ Seymour J. Beder
                                       ---------------------------------------
                                       Seymour J. Beder
                                       Chief Financial Officer, Controller and
                                       Treasurer